SUPPLEMENT DATED MAY 30, 2013 TO THE SUMMARY PROSPECTUS

FOR PACIFIC LIFE FUNDS – PL MONEY MARKET FUND

CLASS A, B AND C CLASS SHARES DATED JULY 1, 2012

This supplement revises the PL Money Market Fund Class A, B and C Shares summary prospectus dated December 19, 2012 for the Advisor Class shares and July 1, 2012 for all other share classes (Prospectus), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information.

The following is added to the “Portfolio Manager and Primary Title with Investment Adviser” table in the Fund management subsection:

Michael Lonia, Associate Director and Portfolio Manager	Since 2013